TRANSAMERICA VARIABLE ANNUITY O-SHARE

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA B

Supplement dated September 10, 2015

to the

Prospectus dated May 1, 2015

This Rate Sheet Prospectus Supplement (this “supplement”) should be read and retained with the prospectus for the Transamerica Variable Annuity O-Share variable annuity. If you would like another copy of the current prospectus, please call us at (800) 525-6205.

We are issuing this supplement to provide the growth percentage and withdrawal percentages that we are currently offering for the Retirement Income Max® 2.0. This supplement replaces and supersedes any previously issued Rate Sheet Prospectus Supplement(s), and must be used in conjunction with an effective Transamerica Variable Annuity O-Share variable annuity prospectus.

The rates below apply for applications signed between October 1, 2015 and December 31, 2015. The growth percentage and withdrawal percentages may be different than those listed below for applications signed after December 31, 2015. It is also possible for a new Rate Sheet Prospectus Supplement to be filed prior to December 31, 2015, which would supersede this supplement. We are under no obligation to notify you that this Rate Sheet Prospectus Supplement is no longer in effect. Please work with your financial professional or visit www.transamerica.com to confirm the current rates.

GROWTH PERCENTAGE

5.50%

WITHDRAWAL PERCENTAGE

Age at time of first withdrawal	Withdrawal Percentage - Single Life Option*	Withdrawal Percentage - Joint Life Option*
0-58	0.00%	0.00%
59-64	4.20%	3.80%
65-79	5.20%	4.80%
≥ 80	6.20%	5.80%

*	The withdrawal percentage is determined by the annuitant’s age (or the annuitant’s spouse’s age if younger and the joint life option is elected) at the time of the first withdrawal taken on or after the benefit anniversary immediately following the annuitant’s (or the annuitant’s spouse’s if younger and the joint life option is elected) 59th birthday.

Please note: In order for you to receive the growth percentage and withdrawal percentages reflected above, your application must be signed within the time period disclosed above or earlier if a new Rate Sheet Prospectus Supplement is filed prior to the end of the period discussed above since that new Rate Sheet Prospectus Supplement would supersede this supplement. We must also receive your completed application within 7 calendar days from the date that this supplement is no longer effective, and the policy must be funded within 60 calendar days from the date that this supplement is no longer effective. If these conditions are not met, your application will be considered not in good order. If you decide to proceed with the purchase of the policy, additional paperwork may be required to issue the policy with the applicable rates in effect at that time.

Please keep this Rate Sheet Prospectus Supplement for future reference.